EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to  the  incorporation  by  reference  in this Registration
Statement on Form S-3 of our report dated February 2, 2001 relating to the consolidated financial statements, which appears in Exelixis, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/  PricewaterhouseCoopers  LLP

San  Jose,  California
August  23,  2001